                                     CERTIFICATE
                                          OF
                        AMENDMENT OF ARTICLES OF INCORPORATION
                                          OF
                             GREAT PLAINS SOFTWARE, INC.


    I, Bradley Burgum, the Secretary of Great Plains Software, Inc., a
Minnesota corporation (the "Corporation"), do hereby certify that at a meeting of the shareholders of the Corporation duly called and held on January 26, 1995 in accordance with the laws of the State of Minnesota and the Second Amended and Restated Articles of Incorporation and bylaws of the Corporation, that the following resolution effecting a amendment of the Corporation's Second Amended and Restated Articles of Incorporation was approved by the shareholders of the Corporation and that such resolution has not been subsequently modified or rescinded:

         RESOLVED, that the Second Amended and Restated Articles of Incorporation of the Company be amended to add an Article 6 to read in full as follows:

                        "ARTICLE 6. CONTROL SHARE ACQUISITIONS

         The Corporation shall not be subject to the provisions of Section 302A.671 of the Minnesota Business Corporation Act."


    IN WITNESS WHEREOF, I have executed this certificate as of this 26th day of January, 1995.


                                                     /s/ Bradley Burgum
                                                   --------------------------
                                                    Bradley Burgum, Secretary

            SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                      OF
                          GREAT PLAINS SOFTWARE, INC


                                   ARTICLE 1. NAME

              The name of the Corporation is Great Plains Software, Inc.

                             ARTICLE 2. REGISTERED OFFICE

    The name and address of the registered agent and office of the Corporation in Minnesota is CT Corporation System, 405 Second Avenue South, Minneapolis, Minnesota 55401.

                               ARTICLE 3. CAPITAL STOCK

    3.1 AUTHORIZED CAPITAL STOCK. The total number of shares of capital stock that the Corporation is authorized to issue shall be 40,000,000 shares, consisting of 30,000,000 shares of common stock, par value $0.01 per share ("Common Stock"), and 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock").

    3.2 COMMON STOCK. All shares of Common Stock shall be voting shares and shall be entitled to one vote per share. Holders of Common Stock shall not be entitled to cumulate their votes in the election of directors and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation. Subject to any preferential rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive their pro rata shares, based upon the number of shares of Common Stock held by them, of such dividends or other distributions as may be declared by the Board of Directors from time to time and of any distribution of the assets of the Corporation upon its liquidation, dissolution or winding up, whether voluntary or involuntary (such events being herein referred to as a "Liquidation").

    3.3 PREFERRED STOCK. The Board of Directors of the Corporation is hereby authorized to provide, by resolution or resolutions adopted by such Board, for the issuance of Preferred Stock from time to time in one or more classes and/or series, to establish the designation and number of shares of each such class or series, and to fix the relative rights and preferences of the shares of each such class or series, all to the full extent permitted by Minnesota Statutes,
Section 302A.401, or any successor provision. Without limiting the generality of the foregoing, the Board of Directors is authorized to provide that shares of a class or series of Preferred Stock:

    (a) are entitled to cumulative, partially cumulative or noncumulative dividends or other distributions payable in cash, capital stock or indebtedness of the Corporation or other property, at such times and in such amounts as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

    (b) are entitled to a preference with respect to payment of dividends over one or more other classes and/or series of capital stock of the Corporation;

    (c) are entitled to a preference with respect to any distribution of assets of the Corporation upon its Liquidation over one or more other classes and/or series of capital stock of the Corporation in such amount as is set forth in the Board resolutions establishing such class or series or as is determined in a manner specified in such resolutions;

    (d) are redeemable or exchangeable at the option of the Corporation and/or on a mandatory basis for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

    (e) are entitled to the benefits of such sinking fund, if any, as is required to be established by the Corporation for the redemption and/or purchase of such shares by the Board resolutions establishing such class or series;

    (f) are convertible at the option of the holders thereof into shares of any other class or series of capital stock of the Corporation, at such times or upon the occurrence of such events, and upon such terms, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

    (g) are exchangeable at the option of the holders thereof for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

    (h) are entitled to such voting rights, if any, as are specified in the Board resolutions establishing such class or series (including, without limiting the generality of the foregoing, the right to elect one or more directors voting alone as a single class or series or together with one or more other classes and/or series of Preferred Stock, if so specified by such Board resolutions) at all times or upon the occurrence of specified events; and

    (i) are subject to restrictions on the issuance of additional shares of Preferred Stock of such class or series or of any other class or series, or on the reissuance of shares of Preferred Stock of such class or series or of any other class or series, or on increases or decreases in the number of authorized shares of Preferred Stock of such class or series or of any other class or series.

Without limiting the generality of the foregoing authorizations, any of the rights and preferences of a class or series of Preferred Stock may be made dependent upon facts ascertainable outside the Board resolutions establishing such class or series, and may incorporate by reference some or all of the terms of any agreements, contracts or other arrangements entered into by the Corporation in connection with the issuance of such class or series, all to the full extent permitted by Minnesota Statutes. Unless otherwise specified in the Board resolutions establishing a class or series of Preferred Stock, holders of a class or series of Preferred Stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.


                        ARTICLE 4. WRITTEN ACTION BY DIRECTORS

    An action required or permitted to be taken at a meeting of the Board of Directors of the Corporation may be taken by a written action signed, or counterparts of a written action signed in the aggregate, by all of the directors unless the action need not be approved by the shareholders of the Corporation, in which case the action may be taken by a written action signed by the number of directors that would be required to take the same action at a meeting of the Board of Directors of the Corporation at which all of the directors were present.

                              ARTICLE 5. DIRECTOR LIABILITY

    To the fullest extent permitted by the Minnesota Business Corporation Act as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.


    Any repeal or modification of the foregoing provisions of this Article 5 by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                     CERTIFICATE
                                          OF
                                     DESIGNATION
                                          OF
                         SERIES A CONVERTIBLE PREFERRED STOCK
                                          OF
                             GREAT PLAINS SOFTWARE, INC.


    I, Joe Peltier, the Secretary of Great Plains Software, Inc., a Minnesota corporation (the "Corporation"), do hereby certify that at a meeting of the Board of Directors of the Corporation held on June 21, 1994 the following resolution effecting the creation of a series of preferred stock designated as "Series A Convertible Preferred Stock" was duly approved by the Board of Directors of the Corporation and that such resolution has not been subsequently modified or rescinded:

         RESOLVED, that the Corporation shall authorize the creation of a series of shares of preferred stock designated as "Series A Convertible Preferred Stock" and will reserve 225,000 of the Corporation's authorized but unissued shares of preferred stock, par value $.01 per share, for issuance under such series;

         FURTHER RESOLVED, that the shares of Series A Convertible Preferred Stock shall be entitled to the relative rights and preferences described in the attached Exhibit A.

         I further certify that the document attached hereto and marked Exhibit A and entitled "Great Plains Software, Inc. Certificate of Designation for Series A Convertible Preferred Stock" is a true and correct copy of the document referred to in the foregoing resolutions.

         IN WITNESS WHEREOF, I have executed this certificate as of this 21st day of June, 1994.



                                       /s/ Joe Peltier
                                       ---------------------------------------
                                       Joe Peltier, Secretary

                                                                       EXHIBIT A

                             GREAT PLAINS SOFTWARE, INC.

                             ----------------------------

                             CERTIFICATE OF DESIGNATIONS
                                         FOR
                         SERIES A CONVERTIBLE PREFERRED STOCK

                             ----------------------------

    1. DESIGNATION; NUMBER OF SHARES. A series of shares of preferred stock, par value $.01 per share, of the Corporation shall be designated as "Series A Convertible Preferred Stock" (the "Series A Convertible Preferred Stock"), and the number of shares constituting the Series A Convertible Preferred Stock shall be 225,000. The Series A Convertible Preferred Stock shall have a par value of $.01 per share.

    2. NO CUMULATIVE VOTING; NO PREEMPTIVE RIGHTS. Holders of Series A Convertible Preferred Stock shall not be entitled to any preemptive rights or to cumulate their votes in any election of directors.

    3. RANK. The Series A Convertible Preferred Stock shall rank prior to all of the common stock, par value $.01 (the "Common Stock"), of the Corporation, now outstanding or hereafter issued, as to the distribution of the assets of the Corporation upon its liquidation, dissolution or winding up, whether voluntary or involuntary (such events being herein referred to as a "Liquidation").

    4. NO DIVIDENDS OR OTHER DISTRIBUTIONS. The Corporation shall not pay or declare any dividends or make any other distributions on its outstanding Common Stock or preferred stock, par value $.01 per share (the "Preferred Stock", which Preferred Stock includes the Series A Convertible Preferred Stock) so long as any shares of Series A Convertible Preferred Stock remain outstanding. This
Section 4 shall not be deemed to apply to any distribution of assets upon the Liquidation of the Corporation.

    5. LIQUIDATION PREFERENCE. In the event of a Liquidation of the Corporation, the holders of Series A Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount equal to $1.00 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior to the rights of the Series A Convertible Preferred Stock upon the Liquidation of the Corporation (such Common Stock and other capital stock being referred to herein collectively as "Junior Liquidation Stock"); PROVIDED, HOWEVER, that such rights shall accrue to the holders of Series A Convertible Preferred Stock only in the event that the Corporation's payments with respect to the preferences of the holders of capital stock of the Corporation ranking senior to the rights to the Series A Convertible Preferred Stock upon the Liquidation of the Corporation (such senior capital stock being referred to herein as "Senior Liquidation Stock") are fully met. The entire assets of the Corporation available for distribution after the preferences of any Senior Liquidation Stock upon the Liquidation of the Corporation are fully met shall be distributed ratably among the holders of the Series A Convertible Preferred Stock and any other capital stock of the Corporation which ranks on a parity with the Series A Convertible Preferred Stock upon the Liquidation of the Corporation in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the preference of the shares of the Series A Convertible Preferred Stock upon the Liquidation of the Corporation, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be deemed a Liquidation of the Corporation for purposes of this Section 5.

    6.   CONVERSION OF SERIES A CONVERTIBLE PREFERRED STOCK

         (a) AT OPTION OF HOLDERS. Holders of Series A Convertible Preferred Stock may, at any time after June 15, 1997 and at their option upon surrender of the certificates therefor, convert any or all of their shares of Series A Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided) at any time after issuance thereof. The right of holders of Series A Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or any transfer agent for the Series A Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. Upon the surrender of certificates representing shares of Series A Convertible Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided above, the person converting such shares shall be deemed to be the holder of record of the Common Stock (and such other securities and property as the holders of Series A Convertible Preferred Stock may be entitled to upon the conversion thereof, as hereinafter provided) issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

         (b) MANDATORY. In the event a primary or secondary sale of shares of Common Stock to the public pursuant to a registered public offering under the Securities Act of 1933, as amended, shall be consummated where both (i) the proposed aggregate public offering price of the shares of Common Stock so registered is at least $10,000,000 (based on the fair value estimated by the underwriters) and (ii) as a result of such offering the public (including for this purpose all purchasers in the underwriting irrespective of any relationship with the Corporation) will own 15% or more of the shares of Common Stock then issued and outstanding (such event being herein referred to as a "Conversion Event"), the Series A Convertible Preferred Stock shall be automatically converted into fully paid and nonassessable shares of Common Stock (and such other securities and property as the holders of Series A Convertible Preferred Stock may be entitled to upon the conversion thereof, as hereinafter provided). The Corporation shall give prompt notice of such mandatory conversion by first class mail, postage prepaid, to the holders of record of Series A Convertible Preferred Stock, addressed to such holders at their last address as shown on the stock books of the Corporation. The date of such mandatory conversion
(the "Conversion Date") shall be the date of consummation of the Conversion Event. Each notice of mandatory conversion shall specify the Conversion Date; the then-effective Conversion Rate (as such term is hereinafter defined); that the holders of Series A Convertible Preferred Stock were deemed to have become holders of record of Common Stock (and such other securities and property as the holders of Series A Convertible Preferred Stock may be entitled to upon the conversion thereof, as hereinafter provided) on the Conversion Date and that, from and after the Conversion Date, the Series A Convertible Preferred Stock was no longer considered outstanding, and that all rights with respect to the shares of Series A Convertible Preferred Stock so converted terminated on the Conversion Date, except the right to receive Common Stock or other securities, cash or other assets as herein provided.

         Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of Series A Convertible Preferred Stock receives such notice; and failure so to give such notice, or any defect in such notice, to the holders of any shares of Series A Convertible Preferred Stock shall not affect the validity of the mandatory conversion of such Series A Convertible Preferred Stock. On and after the Conversion Date, each holder of shares of Series A Convertible Preferred Stock shall surrender the certificate evidencing such shares to the Corporation, or its agent, at the place designated in such notice and shall thereupon be entitled to receive the Common Stock or other securities, cash or other assets receivable in exchange therefor. Notwithstanding that the certificates evidencing any shares of Series A Convertible Preferred Stock mandatorily converted into Common Stock shall not have been surrendered after the Conversion Date, such shares shall no longer be deemed outstanding, and the holders thereof shall be deemed to have become holders of record of Common Stock

(and such other securities and property as the holders of Series A Convertible Preferred Stock may be entitled to upon the conversion thereof, as hereinafter provided) on the Conversion Date.

         (c) CONVERSION RATE. Each share of Series A Convertible Preferred Stock shall be convertible at the office of the Corporation or any transfer agent for the Series A Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Series A Convertible Preferred Stock may initially be converted into full shares of Common Stock at the rate of .18 shares of Common Stock for each share of Series A Convertible Preferred Stock, subject to adjustment from time to time as provided in Section 7 (such conversion rate, as so adjusted from time to time, being referred to herein as the "Conversion Rate").

         (d) TAXES. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property upon conversion of Series A Convertible Preferred Stock in a name other than that of the holder of the shares of Series A Convertible Preferred Stock being converted, nor shall the Corporation be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

         (e) RESERVATION OF SHARES. A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series A Convertible Preferred Stock outstanding upon the basis herein provided shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion. If the Corporation shall issue any securities or make any change in its capital structure that would change the number of shares of Common Stock into which each share of the Series A Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series A Convertible Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Series A Convertible Preferred Stock and shall use its best efforts to list such shares on any national securities exchange on which the Common Stock is listed or to have such shares admitted for quotation on the NASDAQ National Market if the Common Stock is admitted for quotation thereon.

         (f) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series A Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock that would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (a) the Closing Price of a share of Common Stock (as defined in the next sentence) on the last trading day before the Conversion Date and (b) such fraction of a share. The "Closing Price" for each day shall be the last reported sale price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way on such day, in either case as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market, or, if the Common Stock is not admitted for quotation on the NASDAQ National Market, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through NASDAQ, or, if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of the Common Stock on such day as determined in good faith by the Board of Directors of the Corporation.

    7.   ADJUSTMENTS TO CONVERSION RATE.  Notwithstanding anything in this
Section 7 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 7 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 7 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

         (a) CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly owned subsidiary of the Corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series A Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share of Series A

Convertible Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock could have been converted (determined without regard to the limitation on optional conversion set forth in Section 6(a)) immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series A Convertible Preferred Stock the right to elect the securities, cash or other assets into which the Series A Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

         (b) SUBDIVISIONS, COMBINATIONS AND RECLASSIFICATIONS. In case the Corporation shall (i) subdivide its outstanding Common Stock into a greater number of shares, (ii) combine the shares of its outstanding Common Stock into a smaller number of shares or (iii) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series A Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation that such holder would have owned or have been entitled to receive after the happening of such event had such Series A Convertible Preferred Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         (c) RIGHTS AND WARRANTS. In case the Corporation shall issue rights or warrants to all holders of the Common Stock entitling such holders on the record date referred to below to subscribe for or purchase Common Stock at a price per share less than the Closing Price of the Common Stock (as defined in Section 6) on the record date related to such issuance (the "Current Market Price"), then in each such case the Conversion Rate in effect on such record date shall be adjusted in accordance with the formula

                    O + N
         C1   = C x ---------
                   O + N x P
                       -----
                         M

where

  C1    = the adjusted Conversion Rate.
  C     = the current Conversion Rate.
  O     = the number of shares of Common Stock outstanding on the record date.
  N     = the number of additional shares of Common Stock offered.
  P     = the offering price per share of the additional shares.
  M     = the Current Market Price per share of Common Stock on the record date.

Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. If all of the shares of Common Stock subject to such rights or warrants have not been issued when such rights or warrants expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate that would be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights or warrants.

         (d) ROUNDING. All calculations hereunder shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (e) SUBSEQUENT ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to subparagraph (a) or (b) above, the holder of any Series A Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive securities, cash or assets other than Common Stock, the number or amount of such securities or property so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) through (d) above. Except as otherwise provided above in this Section 7, no adjustment in the Conversion Rate shall be for distributions or dividends declared and paid or payable on the Common Stock.

         (f) NOTICES. Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall give prompt notice by mail to the holders of record of the outstanding Series A Convertible Preferred Stock of such adjustment, which notice shall set forth the adjustment and the new Conversion Rate. Notwithstanding the foregoing, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

         If the Corporation shall propose to take any of the actions specified in subparagraphs (a), (b) or (c) of this Section 7 at any time after June 15, 1997 and the taking of such action would result in any adjustment in the Conversion Rate, the Corporation shall cause a notice to be mailed at least 30 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action (or if no record date is established in connection with such action, the effective date of such action) to the holders of record of the outstanding Series A Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.
Failure by the Corporation to give such notice or any defect in such notice shall not affect the validity of the transaction.

         (g) EXCEPTIONS. Notwithstanding any other provision of this Section 7, no adjustment in the Conversion Rate need be made (A) for a transaction referred to in subparagraphs (a), (b) or (c) of this Section 7 if holders of Series A Convertible Preferred Stock are to participate in the transaction or distribution on such a basis and with such notice as the Board of Directors determines in good faith to be fair to the holders of the Series A
Convertible Preferred Stock and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction or (B) after the Series A Convertible Preferred Stock becomes convertible solely into cash (and no interest shall accrue on the cash); PROVIDED, HOWEVER, that any determination by the Board of Directors pursuant to clause (A) above shall require the concurrence of the director elected by the holders of the Series
A Convertible Preferred Stock pursuant to Section 8(b)(i).

         8.   VOTING RIGHTS.

         (a) GENERAL. Except as otherwise required by law, the holders of the Series A Convertible Preferred Stock shall vote together with the holders of the Common Stock on all matters (including without limitation the matters described in Section 8(b)(ii) and the election of directors by the holders of the Common Stock) submitted to a vote of the shareholders of the Corporation. Each share of Series A Convertible Preferred Stock shall be entitled to 10 votes on any such matter.

         (b) SEPARATE VOTING BY HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK. In addition to the voting rights set forth in Section 8(a), the holders of the Series A Convertible Preferred Stock shall be entitled to a separate class vote with respect to the following matters:

         (i) ELECTION OF DIRECTORS. The holders of the Series A Convertible Preferred Stock will be entitled to vote for and elect one member of the Corporation's Board of Directors. Such right of the holders of Series A Convertible Preferred Stock to vote for the election of a director may be exercised at any annual meeting of the holders of Series A Convertible Preferred Stock (which annual meeting shall generally be held in conjunction with any annual meeting of the holders of the Common Stock) or at any special meeting called for such purpose or at any adjournment thereof until there shall no longer be any shares of Series A Convertible Preferred Stock outstanding, at which time the term of office of the director so elected shall terminate automatically. If at any such annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Series A Convertible Preferred Stock entitled to vote in such election shall be present or represented by proxy, then the holders of 50% of the shares of Series A Convertible Preferred Stock present at the meeting and entitled to vote shall be entitled to elect the director described above. The director so elected shall serve until the next annual meeting or until such director's successor shall be elected and shall qualify, unless the term of office of the person so elected as director shall have terminated by virtue of the conversion or redemption of all outstanding shares of Series A Convertible Preferred Stock. In case of any vacancy occurring with respect to the director so elected by the holders of Series A Convertible Preferred Stock, the holders of the shares of Series A Convertible Preferred Stock may, at a special meeting of such holders, elect a successor to hold office for the unexpired term of the director whose place shall be vacant. In the event of any inconsistency between the provisions of this Section 8(b)(i) and the bylaws of the Corporation, the provisions of this
Section 8(b)(i) shall be controlling.

         (ii) SENIOR AND PARITY CAPITAL STOCK. Without the consent or affirmative vote of the holders of at least 50% of the outstanding shares of Series A Convertible Preferred Stock, the Corporation shall not authorize, create or issue any shares of any other class or series of capital stock ranking senior to or on a parity with the Series A Convertible Preferred Stock as to dividends or upon the Liquidation of the Corporation. The affirmative vote or consent of the holders of at least 50% of the outstanding shares of the Series A Convertible Preferred Stock shall be required for any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Second Restated Articles of Incorporation (including any certificate of designations establishing any class or series of Preferred Stock of the Corporation) if the amendment, alteration or repeal adversely affects the rights or preferences of the Series A Convertible Preferred Stock; PROVIDED, HOWEVER, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any other capital stock of the

    Corporation ranking junior to the Series A Convertible Preferred Stock shall not be deemed to materially affect such powers, preferences or special rights.

         9. STATUS OF SERIES A CONVERTIBLE PREFERRED STOCK UPON RETIREMENT. Shares of Series A Convertible Preferred Stock which are acquired or redeemed by the Corporation or converted into shares of Common Stock shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the acquisition or redemption by the Corporation or conversion of all outstanding shares of Series A Convertible Preferred Stock, all provisions of this Certificate of Designation shall cease to be of further effect. Upon the occurrence of such event, the Board of Directors of the Corporation shall have the power, and without shareholder action, to cause Restated Articles of Incorporation of the Corporation or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota that reflect the removal of all provisions of this Certificate of Designation relating to the Series A Convertible Preferred Stock.






                                                           STATE OF MINNESOTA
                                                           DEPARTMENT OF STATE
                                                                   FILED
                                                                JUN 22 1994
                                                        /S/ JOAN ANDERSON GROWE

                                                            Secretary of State

STATE OF MINNESOTA
DEPARTMENT OF STATE

  I hereby certify that this is a
true and complete copy of the
document as filed for record in
this office.

  DATED: June 22 1994
        -------------

/s/ Joan Anderson Growe
------------------------
      Secretary of State

BY /s/ M. Meck
  ----------------------

                                     CERTIFICATE
                                          OF
                                     DESIGNATION
                                          OF
                         SERIES B CONVERTIBLE PREFERRED STOCK
                                          OF
                             GREAT PLAINS SOFTWARE, INC.


    I, Bradley Burgum, the Secretary of Great Plains Software, Inc., a
Minnesota corporation (the "Corporation"), do hereby certify that: (i) at a meeting of the Board of Directors of the Corporation held on June 23, 1994 the following resolution effecting the creation of a series of preferred stock designated as "Series B Convertible Preferred Stock" was duly approved by the Board of Directors of the Corporation; (ii) that the creation of such Series was duly consented to by the holder of all of the outstanding shares of Series A Convertible Preferred Stock of the Corporation on June 22, 1994; and (iii) that such resolution and consent remain in full force and effect and have not been subsequently modified or rescinded:

         RESOLVED, that the Corporation shall authorize the creation of a series of shares of preferred stock designated as "Series B Convertible Preferred Stock" and will reserve 1,922,898 of the Corporation's authorized but unissued shares of preferred stock, par value $.01 per share, for issuance under such series;

         FURTHER RESOLVED, that the shares of Series B Convertible Preferred Stock shall be entitled to the relative rights and preferences described in the attached Exhibit A.

         I further certify that the document attached hereto and marked Exhibit A and entitled "Great Plains Software, Inc. Certificate of Designation for Series B Convertible Preferred Stock" is a true and correct copy of the document referred to in the foregoing resolutions.


         IN WITNESS WHEREOF, I have executed this certificate as of this 23rd day of June, 1994.



                                            /s/ Bradley Burgum
                                            ----------------------------------
                                            Bradley Burgum, Secretary

                                                                       EXHIBIT A



                             GREAT PLAINS SOFTWARE, INC.

                             ---------------------------

                             CERTIFICATE OF DESIGNATIONS
                                         FOR
                         SERIES B CONVERTIBLE PREFERRED STOCK

                             ---------------------------


    1. DESIGNATION; NUMBER OF SHARES. A series of shares of preferred stock, par value $.01 per share, of the Corporation shall be designated as "Series B Convertible Preferred Stock" (the "Series B Convertible Preferred Stock"), and the number of shares constituting the Series B Convertible Preferred Stock shall be 1,922,898. The Series B Convertible Preferred Stock shall have a par value of $.01 per share.

    2. NO CUMULATIVE VOTING; NO PREEMPTIVE RIGHTS. Holders of Series B Convertible Preferred Stock shall not be entitled to any preemptive rights or to cumulate their votes in any election of directors.

    3. RANK. The Series B Convertible Preferred Stock shall rank prior to all of the common stock, par value $.01 (the "Common Stock"), of the Corporation, now outstanding or hereafter issued, as to the distribution of the assets of the Corporation upon its liquidation, dissolution or winding up, whether voluntary or involuntary (such events being herein referred to as a "Liquidation"). The Series B Convertible Preferred Stock shall rank on a parity with the outstanding Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Convertible Preferred Stock"), of the Corporation as to the distribution of the assets of the Corporation upon its Liquidation.

    4. NO DIVIDENDS OR OTHER DISTRIBUTIONS. The Corporation shall not pay or declare any dividends or make any other distributions on its outstanding Common Stock or preferred stock, par value $.01 per share (the "Preferred Stock," which Preferred Stock includes the Series B Convertible Preferred Stock and the Series A Convertible Preferred Stock) so long as any shares of Series B Convertible Preferred Stock remain outstanding. This Section 4 shall not be deemed to apply to any distribution of assets upon the Liquidation of the Corporation.

    5. LIQUIDATION PREFERENCE. In the event of a Liquidation of the Corporation, the holders of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount equal to $7.09 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior to the rights of the Series B Convertible Preferred Stock upon the Liquidation of the Corporation (such Common Stock and other capital stock being referred to herein collectively as "Junior Liquidation Stock"); PROVIDED, HOWEVER, that such rights shall accrue to the holders of Series B Convertible Preferred Stock only in the event that the Corporation's payments with respect to the preferences of the holders of capital stock of the Corporation ranking senior to the rights of the Series B Convertible Preferred Stock upon the Liquidation of the Corporation (such senior capital stock being referred to herein as "Senior Liquidation Stock") are fully met the entire assets of the Corporation available for distribution after the preferences of any Prior Liquidation Stock upon the Liquidation of the Corporation are fully met shall be distributed ratably among the holders of the Series B Convertible Preferred Stock and any other capital stock of the Corporation which ranks on a parity with the Series B Convertible Preferred Stock, including without limitation the Series A Convertible Preferred Stock, upon the Liquidation of the Corporation in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the preference of the shares of the Series B Convertible Preferred Stock upon the Liquidation of the Corporation, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation or a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be deemed a Liquidation of the Corporation for purposes of this Section 5.

    6.   CONVERSION OF SERIES B CONVERTIBLE PREFERRED STOCK

         (a) AT OPTION OF HOLDERS. Holders of Series B Convertible Preferred Stock may, at their option upon surrender of the certificates therefor, convert any or all of their shares of Series B Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided) at any time after issuance thereof. The right of holders of Series B Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or any transfer agent for the Series B Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. Upon the surrender of certificates representing shares of Series B Convertible Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided above, the person converting such shares shall be deemed to be the holder of record of the Common Stock (and such other securities and property as the holders of Series B Convertible Preferred Stock may be entitled to upon the conversion thereof, as hereinafter provided) issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

         (b) MANDATORY. In the event a primary or secondary sale of shares of Common Stock to the public pursuant to a registered public offering under the Securities Act of 1933, as amended, shall be consummated where both (i) the proposed aggregate public offering price of the shares of Common Stock so registered is at least $10,000,000 (based on the fair value estimated by the underwriters) and (ii) as a result of such offering the public (including for this purpose all purchasers in the underwriting irrespective of any relationship with the Corporation) will own 15% or more of the shares of Common Stock then issued and outstanding (such event being herein referred to as a "Conversion Event"), the Series B Convertible Preferred Stock shall be automatically converted into fully paid and nonassessable shares of Common Stock (and such other securities and property as the holders of the Series B Convertible Preferred Stock may be entitled to upon the conversion thereof, as hereinafter provided). The Corporation shall give prompt notice of such mandatory conversion by first class mail, postage prepaid, to the holders of record of Series B Convertible Preferred Stock, addressed to such holders at their last addresses as shown on the stock books of the Corporation. The date of such mandatory conversion (the "Conversion Date") shall be the date of consummation of the Conversion Event. Each notice of mandatory conversion shall specify the Conversion Date; the then-effective Conversion Rate (as such term is hereinafter defined); that the holders of Series B Convertible Preferred Stock were deemed to have become holders of record of Common Stock (and such other securities and property as the holders of Series B Convertible Preferred Stock may be entitled to upon the conversion thereof, as hereinafter provided) on the Conversion Date and that, from and after the Conversion Date, the Series B Convertible Preferred Stock was no longer considered outstanding; and that all rights with respect to the shares of Series B Convertible Preferred Stock so converted terminated on the Conversion Date, except the right to receive Common Stock or other securities, cash or other assets as herein provided.

         Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of Series B Convertible Preferred Stock receives such notice; and failure so to give such notice, or any defect in such notice, to the holders of any shares of Series B Convertible Preferred Stock shall not affect the validity of the mandatory conversion of such Series B Convertible Preferred Stock. On and after the Conversion Date, each holder of shares of Series B Convertible Preferred Stock shall surrender the certificate evidencing such shares to the Corporation, or its agent, at the place designated in such notice and shall thereupon be entitled to receive the Common Stock or other securities, cash or other assets receivable in exchange therefor. Notwithstanding that the certificates evidencing any shares of Series B Convertible Preferred Stock mandatorily converted into Common Stock shall not have been surrendered after the Conversion Date, such shares shall no longer be deemed outstanding, and the holders thereof shall be deemed to have become holders of record of Common Stock (and such other securities and property as the holders of Series B Convertible Preferred Stock may be entitled to upon the conversion thereof, as hereinafter provided) on the Conversion Date.

         (c) CONVERSION RATE. Each share of Series B Convertible Preferred Stock shall be convertible at the office of the Corporation or any transfer agent for the Series B Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Series B Convertible Preferred Stock may initially be converted into full shares of Common Stock at the rate of one share of Common Stock for each share of Series B Convertible Preferred Stock, subject to adjustment from time to time as provided in Section 7 (such conversion rate, as so adjusted from time to time, being referred to herein as the "Conversion Rate").

         (d) TAXES. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property upon conversion of Series B Convertible Preferred Stock in a name other than that of the holder of the shares of Series B Convertible Preferred Stock being converted, nor shall the Corporation be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

         (e) RESERVATION OF SHARES. A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series B Convertible Preferred Stock outstanding upon the basis herein provided shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion. If the Corporation shall issue any securities or make any change in its capital structure that would change the number of shares of Common Stock into which each share of the Series B Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series B Convertible Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of

Common Stock upon conversion of the Series B Convertible Preferred Stock and shall use its best efforts to list such shares on any national securities exchange on which the Common Stock is listed or to have such shares admitted for quotation on the NASDAQ National Market if the Common Stock is admitted for quotation thereon.

         (f) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series B Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock that would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (a) the Closing Price of a share of Common Stock (as defined in the next sentence) on the last trading day before the Conversion Date and (b) such fraction of a share. The "Closing Price" for each day shall be the last reported sale price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way on such day, in either case as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading any national securities exchange, on the NASDAQ National Market, if the Common Stock is not admitted for quotation on the NASDAQ National Market, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through NASDAQ, or, if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of the Common Stock on such day as determined in good faith by the Board of Directors of the Corporation.

    7.   ADJUSTMENTS TO CONVERSION RATE.  Notwithstanding anything in this
Section 7 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 7 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 7 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

         (a) CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly owned subsidiary of the Corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series B Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share of Series B Convertible Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series B Convertible Preferred Stock the right to elect the securities, cash or other assets into which the Series B Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

         (b) SUBDIVISIONS, COMBINATIONS AND RECLASSIFICATIONS. In case the Corporation shall (i) subdivide its outstanding Common Stock into a greater number of shares, (ii) combine the shares of its outstanding Common Stock into a smaller number of shares or (iii) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series B Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation that such holder would have owned or have been entitled to receive after the happening of such event had such Series B Convertible Preferred Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         (c) RIGHTS AND WARRANTS. In case the Corporation shall issue rights or warrants to all holders of the Common Stock entitling such holders on the record date referred to below to subscribe for or purchase Common Stock at a price per share less than the Closing Price of the Common Stock (as defined in Section 6) on the record date related to such issuance (the "Current Market Price"), then in each such case the Conversion Rate in effect on such record date shall be adjusted in accordance with the formula

                                  O + N
                        C1  = C x -----------
                                  O + N x P
                                      -----
                                        M


    where
         C1 = the adjusted Conversion Rate.
         C  = the current Conversion Rate.
         O  = the number of shares of Common Stock outstanding on the record date.
         N  = the number of additional shares of Common Stock offered.
         P  = the offering price per share of the additional shares.
         M = the Current Market Price per share of Common Stock on the record date.

Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. If all of the shares of Common Stock subject to such rights or warrants have not been issued when such rights or warrants expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate that would be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights or warrants.

         (d) ROUNDING. All calculations hereunder shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (e) SUBSEQUENT ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to subparagraph (a) or (b) above, the holder of any Series B Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive securities, cash or assets other than Common Stock, the number or amount of such securities or property so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) through (d) above. Except as otherwise provided above in this Section 7, no adjustment in the Conversion Rate shall be for distributions or dividends declared and paid or payable on the Common Stock.

         (f) NOTICES. Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall give prompt notice by mail to the holders of record of the outstanding Series B Convertible Preferred Stock of such adjustment, which notice shall set forth the adjustment and the new Conversion Rate. Notwithstanding the foregoing, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

         Whenever the Corporation shall propose to take any of the actions specified in subparagraphs (a), (b) or (c) of this Section 7 that would result in any adjustment in the Conversion Rate, the Corporation shall cause a notice to be mailed at least 30 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action (or if no record date is established in connection with such action, the effective date of such action) to the holders of record of the outstanding Series B Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to give such notice or any defect in such notice shall not affect the validity of the transaction.

         (g) EXCEPTIONS. Notwithstanding any other provision of this Section 7, no adjustment in the Conversion Rate need be made (A) for a transaction referred to in subparagraphs (a), (b) or (c) of this Section 7 if holders of Series B Convertible Preferred Stock are to participate in the transaction or distribution on such a basis and with such notice as the Board of Directors determines in good faith to be fair to the holders of the Series B Convertible Preferred Stock and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction or (B) after the Series B Convertible Preferred Stock becomes convertible solely into cash (and no interest shall accrue on the cash); PROVIDED, HOWEVER, that any determination by the Board of Directors pursuant to clause (A) above shall require the concurrence of at least one of the directors elected by the holders of the Series B Convertible Preferred Stock pursuant to Section 8(b)(i).

         8.   VOTING RIGHTS.

         (a) GENERAL. Except as otherwise required by law and Section 8(b), the holders of the Series B Convertible Preferred Stock shall vote together with the holders of the Common Stock on all matters submitted to a vote of the shareholders of the Corporation. Each share of Series B Convertible Preferred Stock shall be entitled to a number of votes (calculated to the nearest 1/100th of a vote) equal to the number of shares of Common Stock into which such share of Series B Convertible Preferred Stock was convertible on the record date for determining the shareholders entitled to vote on any such matter.

         (b) SEPARATE VOTING BY HOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK. The holders of the Series B Convertible Preferred Stock shall vote as a separate class with respect to the following matters:

               (i) ELECTION OF DIRECTORS. If the number of directors elected by the holders (the "Current Holders") of the Common Stock and the Series A Convertible Preferred Stock to the Board is six or less, the holders of the Series B Convertible Preferred Stock will be entitled to vote for and elect one additional director. If the number of Directors elected by the Current Holders to the Board is more than six, the holders of the Series B Convertible Preferred Stock shall be entitled to vote for and elect two additional directors. Such right of the holders of Series B Convertible Preferred Stock to vote for the election of directors may be exercised at any annual meeting of the holders of Series B Convertible Preferred Stock (which annual meeting shall generally be held in conjunction with any annual meeting of the holders of the Common Stock) or at any special meeting called for such purpose or at any adjournment thereof until there shall no longer be any shares of Series B Convertible Preferred Stock outstanding, at which time the term of office of the director or directors so elected shall terminate automatically. If at any such annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Series B Convertible Preferred Stock entitled to vote in such election shall be present or represented by proxy, then the holders of 75% of the shares of Series B Convertible Preferred Stock then outstanding and entitled to vote shall be entitled to elect the number of additional directors set forth above. The director or directors so elected shall serve until the next annual meeting or until their successor or successors shall be elected and shall qualify, unless the term of office of the person or persons so elected as director shall have terminated by virtue of the conversion or redemption of all outstanding shares of Series B Convertible Preferred Stock. In case of any vacancy occurring among the director or directors so elected by the holders of Series B Convertible Preferred Stock, the holders of 75% of the shares of Series B Convertible Preferred Stock then outstanding and entitled to vote for the election of directors may, at a special meeting of such holders, elect a successor or successors to hold office for the unexpired terms of the director or directors whose places shall be vacant. In the event of any inconsistency between the provisions of this
     Section 8(b)(i) and the bylaws of the Corporation, the provisions of this Section 8(b)(i) shall be controlling.

               (ii) SENIOR AND PARITY CAPITAL STOCK. Without the consent or affirmative vote of the holders of at least 75% of the outstanding shares of Series B Convertible Preferred Stock, the Corporation shall not authorize, create or issue any shares of any other class or series of capital stock ranking senior to or on a parity with the Series B Convertible Preferred Stock as to dividends or upon the Liquidation of the Corporation. The affirmative vote or consent of the holders of at least 75% of the outstanding shares of the Series B Convertible Preferred Stock shall be required for any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Second Restated Articles of Incorporation (including any certificate of designations establishing any class or series of Preferred Stock of the Corporation) if the amendment, alteration or repeal adversely affects the rights or preferences of the Series B Convertible Preferred Stock; PROVIDED, HOWEVER, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any other capital stock of the Corporation ranking junior to the Series B Convertible Preferred Stock shall not be deemed to materially affect such powers, preferences or special rights.

               (iii) CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. Without the consent or affirmative vote of the holders of at least 75% of the outstanding shares of Series B Convertible Preferred Stock, the Corporation shall not engage in any transaction that would result in an adjustment of the Conversion Rate pursuant to Section 7(a) or would change the securities into which the shares of Series B Convertible Preferred Stock are convertible.

          9. STATUS OF SERIES B CONVERTIBLE PREFERRED STOCK UPON RETIREMENT. Shares of Series B Convertible Preferred Stock which are acquired or redeemed by the Corporation or converted into shares of Common Stock shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon (i) the acquisition or redemption by the Corporation or conversion of all outstanding shares of Series B Convertible Preferred Stock (unless the Warrants are then outstanding) or (ii) the occurrence of the event described in Section 6(b), all provisions of this Certificate of Designation shall cease to be of further effect. Upon the occurrence of any of such events, the Board of Directors of the Corporation shall have the power, and without shareholder action, to cause Restated Articles of Incorporation of the Corporation or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota that reflect the removal of all provisions of this Certificate of Designation relating to the Series B Convertible Preferred Stock.

                        [SEAL]

                                                  STATE OF MINNESOTA
                                                 DEPARTMENT OF STATE
                                                         FILED

                                                      JUN 24 1994

                                              /s/ Joan Anderson Growe
                                                  Secretary of State

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    STATE OF MINNESOTA
   DEPARTMENT OF STATE

I hereby certify that this is a
true and complete copy of the
document as filed for record in
this office.

  DATED June 24, 1994
        -------    --

  /s/ Joan Anderson Growe
  ------------------------
    Secretary of State

  BY /s/ M. Meck
   ------------------------